   As filed with the Securities and Exchange Commission on November 17, 1998
                                                     Registration No. __________
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                            _______________________

                                    FORM S-8
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933
                             _____________________

                         PROSOFT I-NET SOLUTIONS, INC.
               (Exact Name of Issuer as Specified in Its Charter)

            NEVADA                                               87-0448639
(State or Other Jurisdiction of                               (I.R.S. Employer
Incorporation or Organization)                               Identification No.)
                              3001 BEE CAVES ROAD
                                   SUITE 220
                              AUSTIN, TEXAS 78746
                                (512) 328-6140
         (Address and Telephone Number of Principal Executive Offices)
                             ______________________

                         PROSOFT I-NET SOLUTIONS, INC.
                             1996 STOCK OPTION PLAN
                            (Full Title of the Plan)
                             _____________________

                               JERRELL M. BAIRD
                              3001 BEE CAVES ROAD
                                   SUITE 220
                              AUSTIN, TEXAS 78746
                                (512) 328-6140
(Name, Address and Telephone Number, including Area Code, of Agent For Service)

=================================================================================================
                                  CALCULATION OF REGISTRATION FEE
=================================================================================================
TITLE OF SECURITIES          AMOUNT TO BE   PROPOSED MAXIMUM      PROPOSED MAXIMUM    AMOUNT OF
TO BE REGISTERED              REGISTERED     OFFERING PRICE          AGGREGATE       REGISTRATION
                                              PER SHARE(1)         OFFERING PRICE        FEE
-------------------------------------------------------------------------------------------------
Common Stock, par value
  $.001 per share.........      1,750,000         $1.7815            $3,117,625        $920.00
=================================================================================================

(1) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(h) and based on the average of the closing bid and ask prices of the Common Stock of Prosoft I-Net Solutions, Inc. on November 10, 1998.

          INCORPORATION BY REFERENCE

          The contents of the Form S-8 Registration Statement (File No. 333-19477) previously filed by Prosoft I-Net Solutions, Inc. with the Securities and Exchange Commission are hereby incorporated herein by reference.

                                   EXHIBITS

          5.1       Opinion of Hewitt & McGuire, LLP

          23.1      Consent of Grant Thornton LLP, Independent Auditors

          23.2      Consent of Ernst & Young LLP, Independent Auditors

          23.3      Consent of Kelly & Co., Independent Auditors

          23.4      Consent of Hewitt & McGuire, LLP (included in Exhibit 5.1)

          24.1      Power of Attorney (contained on Signature Page)

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Austin, State of Texas, on November 16, 1998.


                              PROSOFT I-NET SOLUTIONS, INC.,
                              a Nevada corporation


                              By:   /s/ JERRELL M. BAIRD
                                    -------------------------
                                    Jerrell M. Baird
                                    President and
                                    Chief Executive Officer

                               POWER OF ATTORNEY

          Each person whose signature appears below authorizes Jerrell M. Baird and Kimberly V. Johnston, and either of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact, for him in any and all capacities, to sign any amendments (including post-effective amendments) to the Registration Statement and to file the same with Exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission.

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

        Signature                         Title                      Date
-------------------------   -------------------------------    ----------------
/s/ JERRELL M. BAIRD        Chairman of the Board and Chief    November 16, 1998
-------------------------   Executive Officer (principal
Jerrell M. Baird            executive officer)


/s/ UDAY PABRAI             Vice Chairman and Chief            November 16, 1998
-------------------------   Technology Officer
Uday Pabrai


/s/ ANDREW STALLMAN         Director                           November 16, 1998
-------------------------
Andrew Stallman


/s/ JEFFREY G. KORN         Director                           November 16, 1998
-------------------------
Jeffrey G. Korn


/s/ RICHARD J. GROENEWEG    Director                           November 16, 1998
-------------------------
Richard J. Groeneweg


/s/ KIMBERLY V. JOHNSTON    Chief Financial Officer            November 16, 1998
-------------------------   (principal accounting officer)
Kimberly V. Johnston

                                 EXHIBIT INDEX
                                 -------------

Exhibit Number                        Exhibit
--------------                        -------
    5.1               Opinion of Hewitt & McGuire, LLP
   23.1               Consent of Grant Thornton LLP, Independent Auditors
   23.2               Consent of Ernst & Young LLP, Independent Auditors
   23.3               Consent of Kelly & Co., Independent Auditors
   23.4               Consent of Hewitt & McGuire, LLP (included in Exhibit 5.1)
   24.1               Power of Attorney (contained on Signature Page)